UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  August 9, 2012

RALPH LAUREN CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-13057	13-2622036
(Commission File Number)	(IRS Employer Identification No.)

650 MADISON AVENUE, NEW YORK, NEW YORK	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 318-7000
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a)	The Annual Meeting of Stockholders of Ralph Lauren Corporation (the “Company”) was held on August 9, 2012.

(b)
The shareholders (i) elected all of the Company’s nominees for director to serve until the Company’s 2013 Annual Meeting of Stockholders, (ii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 30, 2013, (iii) approved, on an advisory basis, the compensation of the Company’s named executive officers and the Company’s compensation philosophy, policies and practices and (iv) approved the Company’s Amended and Restated Executive Officer Annual Incentive Plan.

1.	Election of Directors:

Each person duly elected as a director received the number of votes indicated beside his or her name below.  Class A directors are elected by the holders of Class A common stock and Class B directors are elected by holders of Class B common stock.  On the matters other than the election of directors, shares of Class A common stock are entitled to one vote per share and shares of Class B common stock are entitled to ten votes per share.

Class A Directors	Number of Votes For	Number of Votes Withheld	Non-Votes
Frank A. Bennack, Jr.	49,576,713	1,561,254	2,279,679
Joel L. Fleishman	48,314,021	2,823,946	2,279,679
Steven P. Murphy	50,711,121	426,846	2,279,679

Class B Directors	Number of Votes For	Number of Votes Withheld	Non-Votes
Ralph Lauren	308,312,760	0	0
Roger N. Farah	308,312,760	0	0
Jackwyn L. Nemerov	308,312,760	0	0
John R. Alchin	308,312,760	0	0
Arnold H. Aronson	308,312,760	0	0
Dr. Joyce F. Brown	308,312,760	0	0
Hubert Joly	308,312,760	0	0
Judith A. McHale	308,312,760	0	0
Robert C. Wright	308,312,760	0	0

2.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 30, 2013:

	Number of Votes For	Number of Votes Against	Abstentions	Non- Votes
Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 30, 2013	360,230,373	1,432,178	67,855	N/A

3.	Approval, on an advisory basis, of the compensation of the Company’s named executive officers and the Company’s compensation philosophy, policies and practices:

	Number of Votes For	Number of Votes Against	Abstentions	Non- Votes
Approval, on an advisory basis, of the compensation of the Company’s named executive officers and the Company’s compensation philosophy, policies and practices	355,128,014	4,224,418	98,295	2,279,679

4.	Approval of the Company’s Amended and Restated Executive Officer Annual Incentive Plan:

	Number of Votes For	Number of Votes Against	Abstentions	Non- Votes
Approval of the Company’s Amended and Restated Executive Officer Annual Incentive Plan	358,191,147	1,173,957	85,623	2,279,679

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RALPH LAUREN CORPORATION

Date: August 14, 2012	By:	/s/ Robert L. Madore
Name: Robert L. Madore
Title: Senior Vice President and Interim Chief Financial Officer